Vertex Energy, Inc. 8-K

Exhibit 99.1

Vertex Energy Announces On-Time and On-Budget Mechanical Completion of Renewable Diesel Unit

HOUSTON, TX / BUSINESSWIRE / April 4, 2023 / Vertex Energy, Inc. (NASDAQ:VTNR) (“Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced the successful mechanical completion of its transformational renewable diesel unit at the Company's Mobile, AL refining facility.

Mechanical completion of the renewable diesel unit has been successfully achieved. As the project team proceeds with commissioning the system and preparing for expected start-up, they will address remaining closeout steps typical of finalization and startup processes for turnaround projects. In anticipation of the planned production and forthcoming Phase II, which focuses on increasing renewable diesel production, the Company announced that additional hydrogen production infrastructure and equipment has also arrived on-site, in line with the project schedule.

The Company anticipates total capital expenditures to be within the range of $110 to $115 million, in line with the currently established target budget. The Company plans to begin production of its initial volumes of renewable diesel fuel in the coming weeks, in-line with prior expected timelines.

“The unwavering commitment to excellence and expertise of both our project team and contractors has resulted in logging over 400,000 work-hours with zero OSHA recordables,” stated James Rhame, Chief Operating Officer of the Company, who continued, “The achievement of this milestone on schedule, within our targeted budget, and with little to no disruption to ongoing daily site operations underscores our dedication to maintaining the highest safety and operating standards at every stage of the project. I am very proud of our employees and contractors, whose collective efforts made the construction phase of this project such a success.”

Benjamin Cowart, Chief Executive Officer of Vertex, commented, “Today marks a major milestone in our continued growth strategy. As we embark on the commissioning phase of this project, we are excited to offer fuel options that not only cater to current energy needs, promoting energy security and stability, but also contribute to a greener future by reducing carbon impacts and promoting environmentally sustainable alternatives. I would like to personally thank the hundreds of women and men, our employees, contractors and suppliers, whose collective hard work, cooperation and commitment to safety made this possible.”

Vertex expresses its gratitude to all contract partners for their contribution to the engineering and construction of the renewable diesel project.

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR), is an energy transition company focused on the production and distribution of conventional and alternative fuels. Vertex owns a refinery in Mobile (AL) with an operable refining capacity of 75,000 barrels per day and more than 3.2 million barrels of product storage, positioning it as a leading supplier of fuels in the region. Vertex is also one of the largest processors of used motor oil and co-products in the U.S. Gulf Coast. Vertex also owns a facility, Myrtle Grove, located on a 41-acre industrial complex, with hydroprocessing and plant infrastructure along the Gulf Coast in Belle Chasse, LA, that presents high yield, low CAPEX opportunity for future Energy Transition projects.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the Company’s projected outlook for the first quarter of 2023; the Company’s ability to raise sufficient capital to complete future capital projects and the terms of such funding, to the extent necessary; the timing of planned capital projects at the Mobile Refinery and the outcome thereof; the future production of the Mobile Refinery; the estimated timeline of the renewable diesel capital project and the costs related thereto, estimated and actual production associated therewith, estimated revenues over the course of the agreement with Idemitsu, anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with the Idemitsu agreement and conditions precedent to such agreement; certain mandatory redemption provisions of the outstanding senior convertible notes, the conversion rights associated therewith, and dilution caused by such conversions; the Company’s ability to comply with required covenants under outstanding senior notes and a term loan and pay amounts due under such senior notes and term loan, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; the impact of inflation on margins and costs; the volatile nature of the prices for oil and gas caused by supply and demand, including volatility caused by the ongoing Ukraine/Russia conflict; our ability to maintain our relationships with our partners; the impact of competitive services and products; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally, increases in inflation and interest rates, increased costs of borrowing associated therewith and potential declines in the availability of such funding; risk of increased regulation of our operations and products; disruptions in the infrastructure that we and our partners rely on; interruptions at our facilities; unexpected and expected changes in our anticipated capital expenditures resulting from unforeseen or planned required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto, inflation, recessions or other reasons, including declines in economic activity or global conflicts; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; unexpected downtime at our facilities; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; anti-dilutive rights associated with our outstanding securities; our level of indebtedness, which could affect our ability to fulfill our obligations, impede the implementation of our strategy, and expose us to interest rate risk; dependence on third party transportation services and pipelines; risks related to obtaining required crude oil supplies, and the costs of such supplies; counterparty credit and performance risk; unanticipated problems at, or downtime effecting, our facilities and those operated by third parties; risks relating to our hedging activities; and risks relating to planned divestitures and acquisitions. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

CONTACT:

IR@vertexenergy.com

203-682-8284